--------------------------------------------------------------------------------
         ANNUAL REPORTS                               NOVEMBER 30, 1996

                                   THE COWEN
                                FAMILY OF FUNDS

                         COWEN INCOME+GROWTH FUND, INC.
                               COWEN FUNDS, INC.
                                OPPORTUNITY FUND
                           GOVERNMENT SECURITIES FUND
                         INTERMEDIATE FIXED INCOME FUND

                                 [COWEN LOGO]
                                COWEN & COMPANY

--------------------------------------------------------------------------------

                                    CONTENTS

Chairman's Letter............................................................. 1

Income + Growth Fund.......................................................... 2

Opportunity Fund.............................................................. 5

Intermediate Fixed Income Fund and

Government Securities Fund.................................................... 8

Statements of Investments.....................................................12

Statements of Assets and Liabilities..........................................24

Statements of Operations......................................................26

Statements of Changes in Net Assets...........................................28

Notes to Combined Financial Statements........................................32

Report of Ernst & Young LLP...................................................51

CHAIRMAN'S LETTER                                              JANUARY 21, 1997

TO OUR SHAREHOLDERS:

  As we review the market conditions surrounding the Cowen Family of Funds' fiscal year ended November 30, 1996, we certainly continued to see new highs being set in the broad stock market averages. For example, the Dow Jones Industrial Average broke the 6,000 barrier on October 14, less than a year after clearing 5,000, and then continued to set record highs with increasing frequency. To date, the current stock market cycle qualifies as the longest bull market in American economic history. Of course, eclipsing prior peaks is what markets are supposed to do as they are a reflection of the continued growth of the U.S. economy.

  The first nine months of the Funds' fiscal year were a period of a substantial sell-off in the bond market, which continued to anticipate rising interest rates; the last three months, the bond market not only rallied, but rallied noticeably. The portfolio managers' commentary on the following pages describes how each met the challenges of the stock and bond markets as well as their outlook for the coming period.

  As you will see, the Cowen Opportunity Fund significantly outperformed the S&P 500 and the Russell 2000 Index, which measures small capitalization stocks. Both of the fixed income funds closely tracked their Lipper category averages, while the Cowen Income + Growth Fund lagged the indices. However, the Fund performance improved noticeably once adjustments were made to the portfolio to reduce interest rate sensitivity of the Fund's high-quality, dividend-paying securities. And, we believe it is well positioned to meet its objectives for fiscal 1997.

  The bottom line to this year, perhaps, was a realization that the need for professional investment management has never been greater. To participate in the markets with intensive fundamental research resources; to take advantage of portfolio management expertise that offers both flexibility to make changes as well as patience to stay the course when appropriate; and to have the discipline to carry out strategies that have proven their mettle over the long term -- all compelling reasons to invest in the Cowen Family of Funds.

  It is also why we take this opportunity near the beginning of this new calendar year to renew our commitment to our shareholders; that is, to provide consistent long-term performance for the Cowen Family of Funds. We appreciate your continued support.

                                                             Sincerely,

                                                           /s/ JOSEPH COHEN
                                                          -------------------
                                                          Joseph M. Cohen
                                                                 Chairman

                           COWEN INCOME + GROWTH FUND

                               Focusing on Yield,
                     Dividend Growth and Portfolio Quality

Reasonably slow economic growth in the second half of the Income + Growth Fund's fiscal year, together with benign interest rates and low inflation, created a healthy environment for stocks, wherein valuations as a whole went higher. Technology and financial sectors continued to rally, while the bull market kept roaring. These market conditions rewarded risk-seeking, capital appreciation-oriented investment approaches, particularly until the July market correction; not the more conservative, lower-risk strategy of the Income + Growth Fund. Thus, the Fund's performance lagged in comparison.

  Still, we remain true to the Fund's strategy and believe that a transition is in progress that will favor our style. In our opinion, if the economy either accelerates or slows substantially, then cyclical, financial, and technology stocks will be at high risk, and investors with a portion of their portfolio invested in a vehicle like the Income + Growth Fund will benefit from its defensive characteristics. We already saw early indications of this in the June 5 - July 16, 1996 period, when there was a significant market correction. During those months, the Cowen Income + Growth Fund (A Shares) proved not only that it was able to withstand the correction without market timing and without shifting into fixed income securities, but also that its strategy placed it, according to Morningstar, as one of the top five performing U.S. stock funds for this period.(1)

  For the twelve months ending November 30, 1996, the Fund's Class A Shares had a positive return of 17.86%. This performance compares to the S&P 500 Index's return of 27.85% and to the Lipper Equity-Income average return of 22.06% for the same period. The Fund's Class B and Class C shares returned 16.89% and 18.25% respectively, for the period.
                               INVESTMENT REVIEW

The portfolio's holdings continued to experience improved earnings and cash-flow growth and above-average dividend growth throughout the fiscal year. More specifically, since we last reported to you, the Fund has:

  - Increased allocation to the energy sector -- We purchased Baker-Hughes, Burlington Resources, Murphy Oil, Schlumberger, Tidewater and KN Energy. We purchased Mobil to replace Atlantic Richfield, which was sold upon reaching our target price, and we reduced the Fund's holding of National Fuel Gas, because the stock surged nearly 15% during the month of November and began to achieve our price targets.

  - Eliminated exposure to regional banks and telephones -- We sold KeyCorp, AmSouth Bancorp and National City, the Fund's last positions in the regional bank group, where we believe both expectations and valuations became too high. Due to increased competition in the local telephone business, we eliminated NYNEX and GTE from the portfolio.

  - Increased allocation to paper and natural resources sectors -- We purchased Cyprus Amax and Newmont Mining, both natural resources firms, and Potlatch and Union Camp, both paper companies -- all at attractive prices. These companies are relatively low-cost producers, and industry fundamentals appear to be in the early stages of recovery.

                                       --

  - Added another REIT to the portfolio -- We added United Dominion Realty, which operates commercial and residential properties, as we continue to like the high yields, steady dividend growth, reasonable valuations, tax benefits and historical inflation hedge characteristics of these real estate investment trusts.

  - Made moves for company specific and tactical reasons -- We bought Lincoln National, a multiline insurance holding company; RJR Nabisco, a company with strong consumer brands; and Pharmacia Upjohn, a recently merged worldwide pharmaceutical and health care company -- all of which were selling at attractive valuations. We sold Hanson PLC to reduce our exposure to cyclicals and sold J.C. Penney as its stock had reached the Fund's price targets. We initiated positions in Heinz and CPC International, two attractively-priced food companies with strong brand franchises. We also purchased USX-U.S. Steel Group, the leading U.S. steelmaker. We believe this company is poised to benefit from improved steel prices and the stock is trading at low valuation levels.

  We also made some subtle adjustments to our stock selection process while maintaining our high-quality, high-dividend yield criteria. This was done to enhance the potential for even greater industry diversification, take the sting out of interest rate fluctuations so prevalent throughout the 1990s, and heighten our flexibility to gain exposure to fast-growing economic sectors when attractive opportunities arise and meaningfully reduce exposure to regulated utilities as market conditions warrant.

                                 LOOKING AHEAD

In short, this annual period was one when the portfolio's holdings were fundamentally performing well -- growing cash flow, increasing dividends, etc. -- and yet the market was not rewarding these stocks accordingly. Our long-standing belief that it is important for any well-diversified equity portfolio to maintain a significant high-yield, high-quality, low-volatility component remains unchanged. We further believe that long-term investors who have maintained or increased their portfolio allocations in this discipline should be well positioned to reap the competitive rewards in the high-volatility market and low-interest rate, low-inflation economy we see ahead.

(1) Source: The New York Times, July 16, 1996.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN INCOME + GROWTH FUND, INC.,
                        CLASS "A" SHARES AND THE S&P 500

                                   [GRAPH]

---------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN***
---------------------------------------------------------------
      1 YEAR                5 YEAR              INCEPTION*
-------------------   -------------------   -------------------
      12.25%                12.55%                10.25%
---------------------------------------------------------------

**  Fund changed fiscal year to one ending on November 30.

*** Includes initial maximum sales charge of 4.75%.

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                                 AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------------
                                   1 YEAR             INCEPTION****
                           ----------------------     -------------
Class "B" shares*****                      11.89%         16.23%
Class "C" shares                           18.25%         18.14%

---------------
 **** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.

***** After deduction of Contingent Deferred Sales Charge.

       All performance figures assume reinvestment of dividends and capital gains.

       Past performance is not predictive of future results.

                                       --

                             COWEN OPPORTUNITY FUND

                   Staying True to Small Cap Value Discipline

During the fiscal year ended November 30, 1996, the Cowen Opportunity Fund achieved a high level of both absolute and relative performance. The Fund's Class A Shares had a positive return of 29.63% for the annual period. This significantly outperformed the S&P 500 Index's return of 27.85% and the Russell 2000 Index's return of 16.56% for the same period. It also outperformed the Lipper Small Company average of 19.12%. The Fund's Class B and Class C shares returned 28.67% and 30.17%, respectively, for the period.

                               INVESTMENT REVIEW

Among the many challenges that value investors face, one of the most important is the time value of money. In other words, we have to balance price risk with the time it may take for an individual company to execute positive change. We want to minimize downside when growth stocks do extremely well, as in 1995, but we also want to take advantage of the fact that company value is completely independent of market activity. If the challenge is well met, then in a year like fiscal 1996 when both the market and individual companies do well, value investors like the Opportunity Fund are rewarded to a greater degree.

  For example, two special situation companies in which the Fund has been invested for some time rewarded our analysis and patience this fall as they agreed to be sold to other companies at higher valuations. Chicago Docks and Canal as well as Kinder-Care were both taken over at nearly double our original investment cost. We continue to seek attractively valued companies like these where the time of success may be somewhat uncertain, but where we believe we have identified solid value and a catalyst for change.

  The Fund's investment approach of seeking companies that are undervalued and poised for superior growth has also resulted in a portfolio at fiscal year end with a large position in energy and related stocks. In evaluating the universe of small cap stocks, these energy companies best met the Fund's price-to-asset value, price-to-cash flow, and potential for renewed growth criteria, which are, as always, the cornerstone of our bottom-up investment strategy.

  It is interesting to note that since the Fund's inception, it has not been unusual to have large positions in particular sectors, even using a strict bottom-up strategy that focuses on company specifics, not economic and market-related forecasts. For example, in the early 1990s, the Fund had a large position in technology stocks; while in the mid 1990s, it was the financial services sector. The Fund was able to take profits from both.

  Now, we believe many energy companies have particularly attractive investment fundamentals as a consequence of the sea change that has taken place in the sector over the last ten years. Specifically:

- Stock market prices of many energy companies do not even approximate current commodity pricing valuations. For example, Louisiana Land and Exploration and Oryx Energy sell at 3-6X cash flow compared to 8-11X for similar companies in the early 1980s.

- Company managements no longer count on rising energy prices to achieve their financial goals. The deep cost cutting, downsizing and restructuring the sector has undergone created extremely efficient survivors that are able to grow reserves, reduce debt and expand cash flow. With such consolidation, any additional

                                       --
  strength in energy prices leads to dramatic upside.

- Technological advances have enabled oil service firms to grow reserves, attain high drilling success rates, reduce the cost of dry holes, increase output and expand capital spending.

- The energy sector is out-of-favor and largely ignored by Wall Street. The S&P 500 weighting in energy stocks has declined to only 10% today, compared to 30% in 1980.

- Numerous factors argue for energy prices to trend higher. Among them, U.S. consumption of oil is up, while our production has fallen. The reserve life of natural gas in the U.S. is under 8 years, as compared to 12.5 years in 1984.

  These trends came together in 1996. Slightly cooler weather, full pipeline capacity from Canada, burgeoning energy demands from Asia and tighter supply coming out of the MidEast all led to increasing prices. Late in 1995, the U.S. Government passed the most favorable piece of energy legislation in a decade to encourage redevelopment of U.S. energy reserves. All of the energy companies in the Fund's portfolio are benefiting from these developments.

  Again, having built the portfolio one stock at a time, each company stands on its own fundamentals. However, we believe that if Jack Copeland, in his article "Oil Woes" (International Economics, July/August 1996) or the article "Asia's Empty Gas Tank" (Journal of Foreign Affairs) are close to correct, then energy soon will be as important a portfolio component as it was in the late 1970s and early 1980s. Conversely, there are other sectors where we consider the stocks fully priced, or where Wall Street has what we believe to be excessive expectations for earnings growth. Thus, the Fund is underweighted in the financial services and technology sectors.

                                 LOOKING AHEAD

Technology continues to be the fastest growing sector in the U.S. So, while the Fund remains underweighted at this time, we are once again finding attractive valuations in certain software companies where new managements and new products are combining to drive earnings to a higher level.

  We are also beginning to find many attractively valued stocks in the health and managed care areas. For example, generic drug companies should benefit from the increasing drive to lower pharmaceutical costs. Certain HMOs whose stock market capitalization is but 50% of the company's revenues would benefit from increasing volumes over coming years. And finally, biotechnology, device and services companies that can document outcomes and are cost efficient are being added to the Fund's portfolio.

  Our outlook for the next six months is that while the U.S. economy is certainly slowing, it should continue to show modest growth through the fourth calendar quarter and into 1997. The economy may even accelerate if there is a pro-growth policy in the White House.

  Our intensive, fundamental research continues to find good value and exciting company-specific opportunities. We believe the small cap sector as a whole remains undervalued based on relative price-to-earnings (p/e), price-to-book, price-to-sales, and p/e to growth rates on a historical basis. We remain committed to our investment discipline and long-term investment outlook as we seek rewards from investing in the small cap marketplace.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                     INVESTMENT IN COWEN OPPORTUNITY FUND,
                        CLASS "A" SHARES AND THE S&P 500

                                   [GRAPH]

-----------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------------------------------
      1 YEAR                 5 YEAR               INCEPTION*
-------------------    -------------------    -------------------
      23.51%                 16.85%                 15.58%
-----------------------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

**Includes initial maximum sales charge of 4.75%.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                            AVERAGE ANNUAL TOTAL
                                   RETURN
                           ----------------------
                           1 YEAR     INCEPTION***
                           ------     -----------
Class "B" shares****       23.67%       15.00%
Class "C" shares           30.17%       16.63%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.
**** After deduction of Contingent Deferred Sales Charge.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND

              Shifting Maturity to Combat Interest Rate Volatility

During a fiscal year characterized by dramatic directional changes in interest rates, it was the flexibility to adjust maturity and sector weightings that was key to competitive performance for both the Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund for the twelve months ended November 30, 1996. Perhaps more significantly, the conservative disciplines and high quality investment criteria also added a degree of stability to both funds.

  The annual return of the Intermediate Fixed Income Fund's Class A shares was 5.21%. This tracked the Lipper Intermediate Investment Grade average return of 5.38%, but slightly underperformed its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which had a return of 5.83%. The Fund's Class B and Class C shares returned 4.96% and 5.46% respectively for the period. The annual return of the Government Securities Fund's Class A shares was 4.34%. While this underperformed the Lehman Brothers Aggregate Index, which had a return of 6.07%, it closely tracked the Lipper U.S. General Government average return of 4.38%. The Fund's Class C shares returned 4.48% for the period.

                               INVESTMENT REVIEW

Interest rates were higher at the end of the fiscal year than at the beginning, with yields on 5-year U.S. Treasury Notes increasing by more than 0.34% over the twelve months ending November 30. The bulk of that increase, however, took place during the first six months, even with Federal Reserve Board cuts in short-term interest rates in December and January. When it first became clear in February that the economy was strengthening rather than weakening, as supported by higher than anticipated employment figures and consumer spending rates -- and then by a Gross Domestic Product of nearly 5% in the second calendar quarter -- interest rates went up. The result was a bond market sell-off, where securities are sold in great numbers under pressure to avoid further declines in prices.

  By the third calendar quarter, the economy showed signs of moderation with the Gross Domestic Product (GDP) around 2%, inflation staying in check and employment figures lower. The Federal Reserve Board decided in September to leave interest rates unchanged and the market reacted positively. But the major catalyst for a dramatic sea change in investor psychology came in late October when Employment Cost Index figures were released, indicating that the then dominant concern over rising wages was simply unfounded. Bond market fears were soothed and interest rates declined significantly. The market also responded favorably to the November elections, which reaffirmed the balance of power between the President and Congress. In all, over the course of the last three months of the Funds' fiscal year, the bond market rallied strongly, with yields on 5-year Treasury Notes decreasing by more than 0.90%.

  Our primary strategy during the first half of the Funds' fiscal year, then, was to adopt a slightly defensive posture by shortening average maturity. In the second half of the fiscal year, we took different paths with the two Funds. To capture the benefits of the late rally, we lengthened the average maturity of the Intermediate Fixed Income Fund over the six months from 4.5 years to 5.0 years as of November 30. We did not change

                                       --
sector allocation dramatically and we maintained the high quality profile of the portfolio. As of November 30, the Fund was 52% in U.S. Treasury Securities, 25% in investment grade corporate securities and 23% in GNMAs and FNMAs. We continued to avoid collateralized mortgage obligations (CMOs) and the use of derivatives completely.

  In the Government Securities Fund, we shortened the average maturity in the second half of the fiscal year, as we had done during the first six months, in order to meet the Fund's need for liquidity. The Fund's average maturity went from 7.8 years at the end of May to 6.8 years at the end of November, and its average duration from 4.7 years to 4.4 years over the same period. As anticipated in our last report, we increased the Fund's exposure to the mortgage sector. Mortgage-backed securities continue to offer higher yields and less volatility than Treasuries. As of November 30, the Fund was 48% invested in U.S. Treasuries and 52% in GNMAs and FNMAs.

                                 LOOKING AHEAD

We believe that while there may be some short-term fluctuations in interest rates, currently there is an underlying positive foundation for the bond market of moderate growth with low inflation. We anticipate that inflation will remain near 3% and that economic growth, as measured by GDP, will likely be between 2% to 2.5% for 1997.

  Another factor underpinning the U.S. bond market is that U.S. interest rates are currently among the highest of the major industrialized nations. This makes our bond market attractive to global investors, especially the Japanese. Japan is a nation of savers. And with Japanese interest rates near 2% and our rates 6% or higher -- despite much speculation to the contrary -- we believe they are likely to continue to be a significant buyer of the U.S. bond market.

  Our strategy in both Funds is to maintain our active yet conservative disciplines, high quality investments and an attractive risk/return profile.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
               INVESTMENT IN COWEN INTERMEDIATE FIXED INCOME FUND
                          IN CLASS "A" SHARES AND THE
                 LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX

                                   [GRAPH]

---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         2.78%                      5.24%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** Includes initial maximum sales charge of 2.35%.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                           AVERAGE ANNUAL TOTAL
                                  RETURN
                          ----------------------
                          1 YEAR     INCEPTION***
                          ------     -----------
Class "B" shares****      1.96%          7.31%
Class "C" shares          5.46%          8.11%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are July 12, 1994 and July 11, 1994 respectively.
**** After deduction of Contingent Deferred Sales Charge.

      All performance figures assume reinvestment of dividends and capital gains.

      Past performance is not predictive of future results.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN GOVERNMENT SECURITIES FUND,
                CLASS "A" SHARES AND THE LEHMAN AGGREGATE INDEX

                                   [GRAPH]

---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         (.61%)                     4.61%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** Includes initial maximum sales charge of 4.75%.

                                 CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                               AVERAGE ANNUAL TOTAL RETURN
                          -------------------------------------
                                 1 YEAR             INCEPTION***
                          ---------------------     -----------
Class "C" shares                          4.48%         8.30%

---------------
 *** Inception date of Class "C" shares is July 11, 1994.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- 97.7% of total portfolio
              CONSUMER PRODUCTS -- 3.2%
    50,000    Tambrands, Inc.                                       $  2,137,500
                                                                    ------------
              ELECTRICAL UTILITIES -- 12.2%
    80,000    Baltimore Gas & Electric                                 2,230,000
    75,000    Central & South West Corp.                               2,006,250
    65,000    Scana Corp.                                              1,771,250
    65,000    Western Resources, Inc.                                  2,055,625
                                                                    ------------
                                                                       8,063,125
                                                                    ------------
              FOOD PROCESSING -- 6.5%
     9,000    CPC International                                          749,250
    30,000    Heinz (H.J.), Co.                                        1,136,250
    75,000    RJR Nabisco Holdings                                     2,400,000
                                                                    ------------
                                                                       4,285,500
                                                                    ------------
              INSURANCE -- 4.6%
    15,000    Lincoln National Corp.                                     808,125
    65,000    Ohio Casualty Corp.                                      2,210,000
                                                                    ------------
                                                                       3,018,125
                                                                    ------------
              LUMBER & PAPER -- 2.2%
    17,000    Potlatch Corp.                                             752,250
    14,000    Union Camp Corp.                                           687,750
                                                                    ------------
                                                                       1,440,000
                                                                    ------------
              NATURAL GAS DISTRIBUTORS -- 18.7%
    70,000    Brooklyn Union Gas Co.                                   2,187,500
    35,000    Consolidated Natural Gas                                 1,999,375
    60,000    Equitable Resources Inc.                                 1,830,000
    68,000    MCN Corp.                                                1,955,000
    32,000    National Fuel Gas Co.                                    1,364,000
    48,000    Piedmont Natural Gas Co.                                 1,206,000
    70,000    Utilicorp United Inc.                                    1,881,250
                                                                    ------------
                                                                      12,423,125
                                                                    ------------

See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              OIL, GAS, MINING SERVICES --16.5%
    45,000    Baker Hughes, Inc.                                    $  1,648,125
    30,000    Burlington Resources                                     1,590,000
    90,000    Cyprus Amax Minerals, Co.                                2,227,500
    40,000    KN Energy                                                1,625,000
    28,000    Newmont Mining Corp.                                     1,340,500
    10,000    Schlumberger Ltd.                                        1,040,000
    33,000    Tidewater, Inc.                                          1,443,750
                                                                    ------------
                                                                      10,914,875
                                                                    ------------
              PETROLEUM -- 14.9%
    25,000    Exxon Corp.                                              2,365,625
    16,000    Mobil Corp.                                              1,936,000
    27,000    Murphy Oil Corp.                                         1,377,000
    22,000    Shell Transport & Trading Co. ADR                        2,194,500
    20,000    Texaco Inc                                               1,982,500
                                                                    ------------
                                                                       9,855,625
                                                                    ------------
              PHARMACEUTICALS -- 1.6%
    27,000    Pharmacia & Upjohn, Inc.                                 1,042,875
                                                                    ------------
              PUBLISHING -- 2.8%
    50,000    Readers Digest Association                               1,881,250
                                                                    ------------
              REAL ESTATE INVESTMENT TRUSTS -- 8.9%
    50,000    Kimco Realty Corp.                                       1,456,250
    85,000    New Plan Realty Investment Trust                         1,955,000
    50,000    United Dominion Realty Trust                               737,500
    45,000    Weingarten Realty Investment Trust                       1,760,625
                                                                    ------------
                                                                       5,909,375
                                                                    ------------
              STEEL PRODUCTION -- 2.7%
    60,000    USX-US Steel Group, Inc.                                 1,807,500
                                                                    ------------

See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              TOBACCO -- 2.9%
    40,000    American Brands, Inc.                                 $  1,910,000
                                                                    ------------
              TOTAL COMMON STOCKS (Cost $55,996,537)                  64,688,875
                                                                    ------------
PRINCIPAL
  AMOUNT
              SHORT TERM INVESTMENTS -- 2.3%
$1,500,000    Associates Capital Corp., 5.45%, 12/06/1996
                (Cost $1,500,000)                                      1,500,000
                                                                    ------------
              TOTAL INVESTMENTS -- 100.0%
                (Cost $57,496,537)                                  $ 66,188,875
                                                                    ============

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- 93.0% of total portfolio
              OIL/GAS PRODUCTION/EXPLORATION -- 25.4%
    11,000    Ashland Inc.                                          $    528,000
   404,700    Canadian 88 Energy*                                      1,799,266
    21,100    Denbury Resources Inc.*                                    303,313
    24,200    Devon Energy Corp.                                         877,250
   223,800    Enserch Exploration Inc.*                                2,545,725
    54,700    HS Resources Inc.*                                         929,900
    35,300    Louisiana Land & Exploration                             2,109,175
    50,000    Mesa Exploration Inc.*                                     256,250
   155,800    Oryx Energy Co.*                                         3,232,850
   103,500    Parker & Parsley Petroleum*                              3,415,500
   154,300    Rigel Energy Co.*                                        1,692,149
   172,100    Santa Fe Energy Resources*                               2,495,450
    35,000    Seagull Energy Corp.*                                      800,625
    20,000    Texas Meridian Resources*                                  332,500
    27,500    United Meridian Corp.*                                   1,402,500
    41,000    USX-Marathon Group                                         937,876
                                                                    ------------
                                                                      23,658,329
                                                                    ------------
              OIL/GAS SERVICE -- 18.6%
     8,500    Baker Hughes Inc.                                          311,313
    22,900    BJ Services Co.*                                         1,093,475
    31,500    Dreco Energy Services LTD*                               1,299,375
    11,100    Energy Ventures, Inc.*                                     545,288
    25,000    Global Marine Inc.*                                        487,500
    56,000    McDermott International                                    994,000
    50,300    Nabors Industries Inc.*                                    974,563
   106,800    Oceaneering International*                               1,775,550
    50,600    Offshore Logistics*                                      1,012,000
    78,200    Parker Drilling*                                           733,125
    34,100    Petroleum Geo Services-ADR*                              1,278,750
    38,400    Pool Energy Services Company*                              566,400
    65,900    Pride Petroleum Services Inc.*                           1,194,438
    68,300    Rowan Companies Inc.*                                    1,613,588
    14,100    Smith International Inc.*                                  576,338
    21,200    Tidewater Inc.                                             927,500
    53,500    Varco International Inc.*                                1,223,813
    26,200    Weatherford International*                                 799,100
                                                                    ------------
                                                                      17,406,116
                                                                    ------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              METALS & MINING -- 13.8%
    21,000    Agrico Eagle Mines LTD                                $    288,750
    89,100    Amax Gold Inc.*                                            534,600
    73,900    Armco Inc.*                                                332,550
    20,000    Ashland Coal Inc.                                          515,000
   160,000    Canyon Resources Corp.*                                    410,000
    48,700    Cyprus Amax Minerals Co.                                 1,205,325
    60,000    Echo Bay Mines LTD*                                        371,250
    55,200    Homestake Mining                                           834,900
    14,500    Inland Steel Industries                                    270,063
    55,800    LTV Steel Corp.                                            599,850
    32,300    National Steel-Class B*                                    302,813
     5,000    Newmont Gold Company                                       231,875
    18,500    Newmont Mining Corp.                                       885,688
    60,000    Northwest Pipe Company*                                    930,000
    28,300    Oregon Steel Mills Inc.                                    484,638
    70,000    Pegasus Gold Inc.*                                         656,250
    10,700    Pittston Minerals Group                                    141,775
   121,600    Santa Fe Pacific Gold Co.*                               1,398,400
   135,200    TVX Gold Inc.*                                             946,400
    30,000    WHX Corporation*                                           281,250
    69,000    Zeigler Coal                                             1,267,875
                                                                    ------------
                                                                      12,889,252
                                                                    ------------
              CONSUMER SERVICES -- 7.8%
    43,900    Berlitz International Inc.*                                845,075
    20,000    CUC International Inc.*                                    527,500
    30,000    Fuji Photo Film                                            940,711
    72,200    Kinder Care Learning Center*                             1,434,975
   112,000    Mitsubishi Heavy Industries                                914,888
    69,000    Sotheby's Holdings Class A                               1,216,125
    12,300    Stewart Enterprises Inc.                                   415,125
    20,000    Tetra Technologies*                                        509,375
    26,300    York Group Inc.*                                           486,550
                                                                    ------------
                                                                       7,290,324
                                                                    ------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              SOFTWARE/COMPUTER SERVICES -- 5.2%
    11,000    Barra Inc.*                                           $    286,000
    15,000    Borland International*                                     120,938
    32,700    Evans & Sutherland Computer Corp.*                         842,025
    19,000    Farallon Communications*                                   223,250
    40,200    Gerber Scientific Inc.                                     623,100
    24,100    Hyperion Software Corp.*                                   521,163
    10,600    Informix*                                                  251,750
    88,900    Intergraph Corp.*                                          811,213
    13,000    Konami Co. LTD                                             444,180
    43,000    Platinum Software Corp.*                                   559,000
    10,000    Symantec Corp.*                                            148,750
                                                                    ------------
                                                                       4,831,369
                                                                    ------------
              BUILDING CONSTRUCTION -- 3.6%
   160,300    Dravo Corp.*                                             2,123,975
    79,000    Fortress Group Inc.*                                       493,750
    53,400    Hovnanian Enterprises*                                     313,725
    14,500    USG Corp.*                                                 453,125
                                                                    ------------
                                                                       3,384,575
                                                                    ------------
              ELECTRONIC/TELECOMMUNICATIONS -- 3.1%
     9,300    BE Aerospace Inc.*                                         214,481
    35,000    Comcast Corp.-Special                                      586,250
    12,000    Echostar Communications*                                   321,000
    76,200    Lo-Jack Corporation*                                       714,375
     6,500    Nintendo Corp.                                             459,595
    20,000    Quad Systems Corp.*                                        205,000
   200,000    Varitronix International                                   371,184
                                                                    ------------
                                                                       2,871,885
                                                                    ------------
              FINANCIAL SERVICES -- 2.9%
    46,900    American Banknote Corp.*                                   228,638
    47,300    Downey Financial Corp.                                   1,359,875
     2,400    Liberty Bankcorp Inc./Oklahoma                              98,700
     3,700    Liberty Bankcorp Inc./Delaware                              88,568
    54,000    Nomura Securities                                          910,671
                                                                    ------------
                                                                       2,686,452
                                                                    ------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              HEALTHCARE SERVICES -- 2.2%
    22,900    Magellan Health Services*                             $    478,038
    20,000    Morrison Health Care Inc.                                  285,000
    70,000    Rehabcare Corp.*                                         1,251,250
                                                                    ------------
                                                                       2,014,288
                                                                    ------------
              PHARMACEUTICALS -- 2.0%
    45,800    Alpharma Inc.                                              583,950
    37,300    Carter-Wallace Inc.                                        582,813
    35,700    Mylan Labs                                                 526,575
    11,100    Sepracor Inc.*                                             184,538
                                                                    ------------
                                                                       1,877,876
                                                                    ------------
              RETAILERS -- 1.8%
    65,000    CML Group Inc.                                             260,000
     5,000    Roberds Inc.*                                               48,125
    39,900    Williams-Sonoma Inc.*                                    1,386,525
                                                                    ------------
                                                                       1,694,650
                                                                    ------------
              TRANSPORTATION/TRUCK LEASING -- 1.7%
    16,400    Covenant Transport Inc.*                                   250,100
    26,800    Simon Transportation Services*                             412,050
    21,900    Smithway Motor Express*                                    194,363
    63,100    Transport Corp. of America*                                694,100
                                                                    ------------
                                                                       1,550,613
                                                                    ------------
              RESTAURANTS/FOOD PRODUCTS -- 1.5%
    25,000    Brinker International Inc.*                                462,500
    40,000    Chiquita Brands International*                             530,000
    21,300    Hudson Foods Inc.                                          388,725
                                                                    ------------
                                                                       1,381,225
                                                                    ------------
              AGRICULTURAL -- .9%
    32,300    Agco Corp.                                                 900,363
                                                                    ------------
              PAPER PRODUCTS -- .9%
     9,200    Albany Internatioanl Corp.                                 203,550
    45,000    Stone Container Corp.*                                     691,875
                                                                    ------------
                                                                         895,425
                                                                    ------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)
              ENVIRONMENTAL -- .7%
    25,600    Calgon Carbon Corp.                                   $    297,600
   190,000    IFC Kaiser International Inc.*                             356,250
                                                                    ------------
                                                                         653,850
                                                                    ------------
              MEDICAL SUPPLIES/SERVICES -- .5%
    27,300    Mid Atlantic Medical Services*                             320,775
    10,900    Physicians Health Services*                                163,500
                                                                    ------------
                                                                         484,275
                                                                    ------------
              REAL ESTATE -- .2%
    39,800    Atlantic Gulf Communities*                                 184,069
                                                                    ------------
              COMPUTER -- .1%
    64,700    Concurrent Computer Corp.*                                 131,422
                                                                    ------------
              TOTAL COMMON STOCKS (Cost $75,040,244)                  86,786,358
                                                                    ------------
PRINCIPAL
  AMOUNT
              SHORT TERM INVESTMENTS -- 7.0%
              of total portfolio
$3,500,000    Exxon Asset Management, 5.26% 12/2/96                    3,500,000
 3,000,000    G.E. Capital Corp., 5.36% 12/4/96                        3,000,000
                                                                    ------------
              TOTAL SHORT TERM INVESTMENTS
                (Cost $6,500,000)                                      6,500,000
                                                                    ------------
              TOTAL INVESTMENTS (Cost $81,540,244)                  $ 93,286,358
                                                                    ============

---------------
* Non-income producing security

See notes to combined financial statements
                                       --

                        COWEN GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1996

PRINCIPAL
 AMOUNT                           DESCRIPTION                           VALUE
             MORTGAGE-BACKED SECURITIES -- 52.5%
             FEDERAL NATIONAL MORTGAGE ASS'N (FNMA) CERTIFICATES:
$192,939     9.000%, 02/01/15                                        $   204,634
 725,924     7.000%, 12/01/24                                            723,201
  55,950     9.000%, 02/01/25                                             59,324
             GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
             CERTIFICATES:
  47,097     8.000%, 05/15/02                                             48,768
  15,994     10.000%, 04/15/16                                            17,650
   9,420     10.000%, 07/15/17                                            10,393
  10,455     10.000%, 11/15/17                                            11,534
  10,179     9.000%, 05/15/21                                             10,923
  13,753     9.500%, 11/15/21                                             14,959
 114,608     9.500%, 03/20/25                                            123,310
 178,366     8.000%, 05/15/25                                            183,994
                                                                     -----------
               TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $1,387,571)                                    1,408,690
                                                                     -----------
             U.S. TREASURY OBLIGATIONS -- 47.5%
 200,000     U.S. Treasury Notes, 5.875%, 06/30/00                       200,750
 550,000     U.S. Treasury Notes, 6.250%, 10/31/01                       559,367
 500,000     U.S. Treasury Notes, 6.500%, 10/15/06                       516,405
                                                                     -----------
               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $1,264,606)                                    1,276,522
                                                                     -----------
             TOTAL INVESTMENTS (Cost $2,652,177)                     $ 2,685,212
                                                                     ===========

See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1996

PRINCIPAL
  AMOUNT                          DESCRIPTION                          VALUE
              CORPORATE NOTES -- 24.9%
$1,000,000    Ford Motor Credit 6.125%, 01/09/06                    $    960,830
   500,000    International Paper 9.700%, 03/15/00                       549,865
   500,000    Philip Morris Cos. INC 6.375%, 02/01/06                    480,505
   500,000    Sears Roebuck Acceptance 6.900%, 08/01/03                  511,360
 1,000,000    Smith Barney Holdings 7.000%, 05/15/00                   1,023,620
                                                                    ------------
                TOTAL CORPORATE NOTES
                   (Cost $3,494,105)                                   3,526,180
                                                                    ------------
              MORTGAGE-BACKED SECURITIES -- 23.3%
              FEDERAL NATIONAL MORTGAGE ASS'N (FNMA)
              CERTIFICATES:
   106,467    9.000%, 05/01/09                                           112,083
    91,731    9.500%, 03/01/10                                            99,527
   191,126    7.500%, 09/01/10                                           195,396
   929,818    7.000%, 11/01/10                                           938,725
   120,991    9.000%, 04/01/15                                           128,325
   123,515    9.500%, 07/01/22                                           134,013
   126,683    9.000%, 02/01/25                                           134,324
              GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
              CERTIFICATES:
   139,292    8.000%, 06/15/01                                           144,152
    51,025    9.000%, 12/15/16                                            54,947
    57,269    10.000%, 12/15/18                                           63,157
    44,057    8.500%, 10/15/21                                            46,507
    73,198    8.000%, 06/15/22                                            75,989
   328,180    8.000%, 02/15/23                                           340,073
   804,664    8.000%, 11/15/24                                           830,808
                                                                    ------------
                TOTAL MORTGAGE-BACKED SECURITIES
                   (Cost $3,269,159)                                   3,298,026
                                                                    ------------

See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1996

PRINCIPAL
  AMOUNT                          DESCRIPTION                          VALUE
              U.S. TREASURY NOTES -- 51.8%
$1,100,000    8.875%, 02/15/99                                      $  1,172,875
   400,000    6.000%, 08/15/99                                           403,312
   700,000    7.125%, 09/30/99                                           726,033
 1,375,000    7.750%, 01/31/00                                         1,454,282
 1,000,000    7.125%, 02/29/00                                         1,040,620
 1,000,000    6.250%, 10/31/01                                         1,017,030
 1,000,000    6.250%, 02/15/03                                         1,017,810
   200,000    6.875%, 05/15/06                                           211,374
   300,000    6.500%, 10/15/06                                           309,843
                                                                    ------------
                TOTAL U.S. TREASURY NOTES
                   (Cost $7,319,025)                                   7,353,179
                                                                    ------------
              TOTAL INVESTMENTS (Cost $14,082,289)                  $ 14,177,385
                                                                    ============

See notes to combined financial statements

                                       --

                      (This page intentionally left blank)

                                       --

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1996

                                                                                      INCOME + GROWTH
                                                                                            FUND
      ASSETS:
       Investments in securities, at value (cost $57,496,537, $81,540,244,
         $2,652,177 and $14,082,289, respectively -- see statements)                    $ 66,188,875
       Cash                                                                                   72,806
       Receivables:
         Cowen & Company                                                                          --
         Subscriptions to Common Stock                                                         8,152
         Investment securities sold                                                          425,724
         Dividends and interest                                                              234,327
       Prepaid expenses, etc.                                                                 26,392
       Deferred organization expenses -- Note 1(E)                                                --
                                                                                    ----------------
           TOTAL ASSETS                                                                   66,956,276
                                                                                    ----------------
      LIABILITIES:
       Payables:
         Custodian                                                                                --
         Cowen & Company                                                                      44,027
         Redemptions of Common Stock                                                          43,306
         Dividends -- Note 1(C)                                                                   --
         Investment securities purchased                                                          --
         Accrued expenses and other liabilities                                               53,104
                                                                                    ----------------
           TOTAL LIABILITIES                                                                 140,437
                                                                                    ----------------
      NET ASSETS                                                                        $ 66,815,839
                                                                                    ================

      NET ASSETS consist of:
       Paid-in Capital                                                                  $ 49,758,985
       Accumulated undistributed net investment income                                       276,408
       Accumulated net realized gain (loss) on investments                                 8,088,108
       Net unrealized appreciation (depreciation) on investments                           8,692,338
                                                                                    ----------------
      NET ASSETS                                                                        $ 66,815,839
                                                                                    ================

      CLASS A
       Net assets                                                                       $ 52,501,721
       Outstanding shares of common stock, ($.001 par value)                               3,646,078
       Net asset value per share                                                        $      14.40
       Maximum offering price per share                                                 $      15.12
      CLASS B
       Net assets                                                                       $  2,581,112
       Outstanding shares of common stock, ($.001 par value)                                 180,342
       Net asset value and offering price per share                                     $      14.31
      CLASS C
       Net assets                                                                       $ 11,733,006
       Outstanding shares of common stock, ($.001 par value)                                 812,104
       Net asset value and offering price per share                                     $      14.45

See notes to combined financial statements

                                       --

                              GOVERNMENT        INTERMEDIATE FIXED
       OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND
         $ 93,286,358         $ 2,685,212          $ 14,177,385
                   --               3,847                43,672
                   --               6,087                 1,031
               32,547                 903                 1,297
            2,065,001                  --                    --
               42,160              20,701               202,394
               23,363              20,922                22,112
                   --              15,535                15,719
         ------------         -----------         -------------
           95,449,429           2,753,207            14,463,610
         ------------         -----------         -------------
            1,534,348                  --                    --
               70,893                  --                    --
              167,548                  11                22,182
                   --                 728                 7,002
              482,274                  --                    --
               82,275              29,086                35,003
         ------------         -----------         -------------
            2,337,338              29,825                64,187
         ------------         -----------         -------------
         $ 93,112,091         $ 2,723,382          $ 14,399,423
         ============         ===========         =============
         $ 70,060,702         $ 2,702,118          $ 14,454,632
                   --                  --                    --
           11,305,275             (11,771)             (150,305)
           11,746,114              33,035                95,096
         ------------         -----------         -------------
         $ 93,112,091         $ 2,723,382          $ 14,399,423
         ============         ===========         =============
         $ 43,949,516         $ 2,630,831          $ 11,884,719
            2,645,412             274,236             1,255,067
         $      16.61         $      9.59          $       9.47
         $      17.44         $     10.07          $       9.70
         $  8,793,846         $        --          $    769,362
              541,742                  --                80,639
         $      16.23         $        --          $       9.54
         $ 40,368,729         $    92,551          $  1,745,342
            2,407,308               9,532               184,979
         $      16.77         $      9.71          $       9.44

                                       --

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1996

                                                                   INCOME + GROWTH
                                                                        FUND
     INVESTMENT INCOME:
       Dividend income                                               $ 3,123,593
       Interest income                                                   120,867
                                                                 -----------------
            TOTAL INCOME                                               3,244,460
                                                                 -----------------
     EXPENSES:
       Investment management fee -- Note 2(A)                            506,210
       Service fee -- Class A -- Note 2(C)                               125,649
       Service and Distribution fees -- Class B -- Note 2(C)              21,608
       Professional fees                                                  37,398
       Shareholder servicing fees
         Class A                                                          61,769
         Class B                                                           3,671
         Class C                                                           6,391
       Directors' fees and expenses -- Note 2(D)                          22,203
       Federal and state registration fees                                46,894
       Prospectus and shareholders' reports                               51,092
       Custodian fees                                                     18,638
       Amortization of organization expenses -- Note 1(E)                     --
       Miscellaneous                                                       5,295
                                                                 -----------------
            TOTAL EXPENSES                                               906,818
              Less: expenses waived and absorbed --
                Notes 2(A, C and D)                                     (104,136)
                                                                 -----------------
            NET EXPENSES                                                 802,682
                                                                 -----------------
       Net Investment Income (loss)                                    2,441,778
                                                                 -----------------
       Realized and Unrealized Gain (Loss) on Investments --
         Note 3:
         Net realized gain (loss) on investments                       8,408,735
         Net unrealized appreciation (depreciation) on
            investments                                                  (48,607)
                                                                 -----------------
       Net Realized and Unrealized Gain (Loss) on Investments          8,360,128
                                                                 -----------------
       Net Increase in Net Assets Resulting from Operations          $10,801,906
                                                                 =================

See notes to combined financial statements

                                       --

                             GOVERNMENT        INTERMEDIATE FIXED
      OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND
        $    315,018          $      --            $       --
             380,872            240,846             1,165,874
      ---------------      --------------      ---------------
             695,890            240,846             1,165,874
      ---------------      --------------      ---------------
             672,125             20,428                80,767
              99,793              8,231                33,421
              74,751                293                 3,914
              33,495             19,856                21,361
              68,941              5,911                21,342
              15,092                204                   687
              11,391                427                 1,265
              20,998             20,998                20,998
              44,599             31,127                37,006
              30,295              8,051                 9,356
              32,246              3,959                 8,683
                  --             13,841                14,016
               6,081                664                 1,710
      ---------------      --------------      ---------------
           1,109,807            133,990               254,526
            (116,626)          (122,145)             (162,102)
      ---------------      --------------      ---------------
             993,181             11,845                92,424
      ---------------      --------------      ---------------
            (297,291)           229,001             1,073,450
      ---------------      --------------      ---------------
          11,722,237             (5,078)             (151,102)
           8,236,515            (96,320)             (288,658)
      ---------------      --------------      ---------------
          19,958,752           (101,398)             (439,760)
      ---------------      --------------      ---------------
        $ 19,661,461          $ 127,603            $  633,690
      ===============      ==============      ===============

                                       --

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          INCOME + GROWTH FUND
                                                     ------------------------------
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                     ------------------------------
                                                         1996              1995
                                                     ------------       -----------
     OPERATIONS:
       Net investment income                         $ 2,441,778         $2,199,784
       Net realized gain on investments                8,408,735          2,758,033
       Net unrealized appreciation (depreciation)
         on investments                                  (48,607)         8,290,131
                                                     -----------        -----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                         10,801,906         13,247,948
                                                     -----------        -----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                      (1,959,683)        (1,595,862)
         Class B                                         (68,567)           (27,580)
         Class C                                        (625,281)          (326,848)
       Net realized gains on investments
         Class A                                      (1,843,725)                --
         Class B                                         (55,281)                --
         Class C                                        (722,597)                --
                                                     -----------        -----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (5,275,134)        (1,950,290)
                                                     -----------        -----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                      12,200,391         25,694,218
       Net asset value of shares issued in
         reinvestments of distributions                4,990,142          1,811,615
       Cost of shares redeemed                       (25,962,378)        (7,156,525)
                                                     -----------        -----------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS            (8,771,845)        20,349,308
                                                     -----------        -----------
            TOTAL INCREASE (DECREASE)
              IN NET ASSETS                           (3,245,073)        31,646,966
     NET ASSETS:
       Beginning of year                              70,060,912         38,413,946
                                                     -----------        -----------
       End of year                                   $66,815,839        $70,060,912
                                                     ===========        ===========
     Undistributed net investment income             $   276,408        $   488,161
                                                     ===========        ===========

See notes to combined financial statements

                                       --

                                                            OPPORTUNITY FUND
                                                     ------------------------------
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                     ------------------------------
                                                         1996              1995
                                                     ------------       -----------
     OPERATIONS:
       Net investment loss                           $  (297,291)       $ (143,285)
       Net realized gain on investments               11,722,237         1,687,515
       Net unrealized appreciation
         on investments                                8,236,515         2,189,742
                                                     -----------      ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                         19,661,461         3,733,972
                                                     -----------      ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                              --                --
         Class B                                              --                --
         Class C                                              --                --
       Net realized gains on investments
         Class A                                        (911,398)       (2,076,944)
         Class B                                        (154,675)         (140,465)
         Class C                                        (450,538)         (495,100)
                                                     -----------      ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (1,516,611)       (2,712,509)
                                                     -----------      ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                      27,354,999        26,834,498
       Net asset value of shares issued in
         reinvestments of distributions                1,490,968         2,659,316
       Cost of shares redeemed                       (18,321,441)      (10,917,159)
                                                     -----------      ------------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                        10,524,526        18,576,655
                                                     -----------      ------------
            TOTAL INCREASE IN NET ASSETS              28,669,376        19,598,118
     NET ASSETS:
       Beginning of year                              64,442,715        44,844,597
                                                     -----------      ------------
       End of year                                   $93,112,091       $64,442,715
                                                     ===========      ============

See notes to combined financial statements

                                       --

                                                              GOVERNMENT
                                                           SECURITIES FUND
                                                     ----------------------------
                                                       YEAR ENDED NOVEMBER 30,
                                                     ----------------------------
                                                        1996              1995
                                                     -----------       ----------
     OPERATIONS:
       Net investment income                         $  229,001        $ 215,872
       Net realized gain (loss) on investments           (5,078)          28,835
       Net unrealized appreciation (depreciation)
         on investments                                 (96,320)         180,135
                                                     ----------       ----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           127,603          424,842
                                                     ----------       ----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                       (221,638)        (206,111)
         Class B                                         (1,751)          (7,476)
         Class C                                         (5,612)          (2,285)
                                                     ----------       ----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS        (229,001)        (215,872)
                                                     ----------       ----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        308,567        3,823,786
       Net asset value of shares issued in
         reinvestments of distributions                 205,999          192,488
       Cost of shares redeemed                       (1,833,196)        (642,884)
                                                     ----------       ----------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS           (1,318,630)       3,373,390
                                                     ----------       ----------
            TOTAL INCREASE (DECREASE) IN NET
              ASSETS                                 (1,420,028)       3,582,360
     NET ASSETS:
       Beginning of year                              4,143,410          561,050
                                                     ----------       ----------
       End of year                                   $2,723,382       $4,143,410
                                                     ==========       ==========

See notes to combined financial statements

                                       --

                                                          INTERMEDIATE FIXED
                                                              INCOME FUND
                                                     -----------------------------
                                                              YEAR ENDED
                                                             NOVEMBER 30,
                                                     -----------------------------
                                                        1996              1995
                                                     -----------       -----------
     OPERATIONS:
       Net investment income                          $1,073,450        $  836,318
       Net realized gain (loss) on investments          (151,102)          238,072
       Net unrealized appreciation (depreciation)
         on investments                                 (288,658)          475,634
                                                     -----------        ----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                            633,690         1,550,024
                                                     -----------        ----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                        (885,315)         (708,617)
         Class B                                         (50,276)          (29,694)
         Class C                                        (137,858)          (98,007)
       Net realized gains on investments
         Class A                                        (140,232)               --
         Class B                                          (5,359)               --
         Class C                                         (17,397)               --
                                                     -----------        ----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (1,236,437)         (836,318)
                                                     -----------        ----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                       6,747,241        14,174,490
       Net asset value of shares issued in
         reinvestments of dividends                    1,056,981           744,437
       Cost of shares redeemed                        (9,917,773)       (2,230,224)
                                                     -----------        ----------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS            (2,113,551)       12,688,703
                                                     -----------        ----------
            TOTAL INCREASE (DECREASE) IN NET
              ASSETS                                  (2,716,298)       13,402,409
     NET ASSETS:
       Beginning of Year                              17,115,721         3,713,312
                                                     -----------        ----------
       End of Year                                   $14,399,423       $17,115,721
                                                     ===========        ==========

See notes to combined financial statements

                                       --

                                  COWEN FUNDS
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: Cowen Income + Growth Fund, Inc. ("CIG") and Cowen Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the Cowen Intermediate Fixed Income Fund ("CIFIF"), Cowen Government Securities Fund, formerly known as Cowen Tradition Fixed Income Fund ("CGSF"), and Cowen Opportunity Fund ("COF"). Cowen & Company ("Cowen") acts as the investment manager and distributor of each of the Funds' shares. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF and CGSF. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) Portfolio valuation: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) Dividends to shareholders: Dividends for CIG and COF are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1996, CGSF and CIFIF had unused capital loss carryovers of approximately $12,000 and $150,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire $6,800 in fiscal 2002 and $155,200 in fiscal 2004.

  (E) Deferred organization expenses: Organization expenses paid by CGSF and CIFIF are being amortized to operations from January 20, 1993, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by Cowen in connection with the organization of each Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ

                                       --
from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of November 30, 1996, COF reclassified $297,291 from accumulated undistributed net investment loss to accumulated net realized gain on investments. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) Options Transactions: When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(A) Investment Management Fee: Fees paid by the Funds to Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50% and .60% for CIG, COF, CIFIF and CGSF, respectively, of the average daily value of each Fund's net assets. Since May 9, 1994, Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .20% through August 31, 1995, of .18% from that date through March 31, 1996 and of .14% thereafter, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .22% through March 31, 1996 and of .13% thereafter, of the average daily value of its net assets.

  With respect to CGSF and CIFIF, through July 11, 1994, Cowen waived all of each Fund's Investment Management Fee and has agreed to pay all of each Fund's expenses. From July 11, 1994 through March 31, 1995, Cowen continued to waive all of each Fund's Investment Management Fee and to pay all of each Fund's expenses. With respect to CGSF, Cowen voluntarily waived its investment management fee and service fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by directors. With respect to CIFIF, Cowen voluntarily waived its investment management fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and its service and distribution fees. The directors' fees are being waived by directors.

  Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 1997 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as distributor during the year ended November 30, 1996, Cowen earned $63,534, $77,114, $10,254 and $30,206 of commissions on sales of the shares of CIG, COF, CGSF and CIFIF, respectively.

  (C) Shareholder Servicing and Distribution Plans (the "Plan"): Cowen is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution

                                       --
related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to Cowen a monthly distribution fee at the annual rate of .75% for CIG, COF and CGSF and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996, was as follows:

                  CIG               COF             CGSF            CIFIF
              ---------------------------------------------------------------
Purchases     $ 51,654,236     $ 136,002,923     $ 3,628,585     $ 17,499,477
-----------------------------------------------------------------------------
Sales         $ 62,230,665     $ 124,880,355     $ 4,627,576     $ 19,011,441
-----------------------------------------------------------------------------

  In addition, the following table summarizes CIG's covered call option transactions for the year ended November 30, 1996:

                                                    COVERED CALL
                                                 OPTIONS TERMINATED
                                                 -------------------
                                                              NET
                          NUMBER OF   PREMIUMS             REALIZED
                          CONTRACTS   RECEIVED     COST      GAIN
                          ---------   --------   --------  ---------
COVERED CALL OPTIONS
 WRITTEN:
Contracts outstanding
 December 1, 1995.......       --          --
Contracts written.......    1,530     $327,539
                          ---------   --------
CONTRACTS TERMINATED:
 Closed.................      280     $ 62,298    $42,700    $19,598
 Exercised..............      555      119,171 *       --
 Expired................      695      146,070         --    146,070
                          ---------   --------   --------  ---------
   Total contracts
    terminated..........    1,530     $327,539    $42,700   $165,668
                          =========   ========== ========  =========
Contracts outstanding
 November 30, 1996......       --          --
                          =========   ==========

* Included in proceeds from securities sold.

  At November 30, 1996, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

                                       --

  At November 30, 1996, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                       CIG            COF           CGSF        CIFIF
           -------------------------------------------------------------
Gross
 Unrealized
 Appreciation      $ 9,050,956    $ 15,020,003    $ 33,035    $ 134,340
Gross
 Unrealized
 Depreciation          358,618       3,273,889          --       39,244
------------------------------------------------------------------------
 Net               $ 8,692,338    $ 11,746,114    $ 33,035    $  95,096
------------------------------------------------------------------------

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 1996, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

COWEN INCOME + GROWTH FUND

                                                    YEAR ENDED NOVEMBER 30, 1996
                           -------------------------------------------------------------------------------
                                   CLASS A                    CLASS B                    CLASS C
                           ------------------------    ---------------------    --------------------------
                            SHARES        AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           ---------    -----------    -------    ----------    ----------    ------------
Shares Sold                  323,430    $ 4,240,149     84,994    $1,114,910       519,587    $  6,845,332
Dividends Reinvested         273,319      3,559,882      9,145       118,830       100,573       1,311,430
                           ---------    -----------    -------    ----------    ----------    ------------
                             596,749      7,800,031     94,139     1,233,740       620,160       8,156,762
Shares Redeemed             (686,981)    (9,077,987)   (24,372)     (318,947)   (1,267,397)    (16,565,444)
                           ---------    -----------    -------    ----------    ----------    ------------
Net Increase (Decrease)      (90,232)   $(1,277,956)    69,767    $  914,793      (647,237)   $ (8,408,682)
                           =========    ===========    ========   ==========    ==========    =============


                                                    YEAR ENDED NOVEMBER 30, 1995
                           -------------------------------------------------------------------------------
                                   CLASS A                    CLASS B                    CLASS C
                           ------------------------    ---------------------    --------------------------
                            SHARES        AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           ---------    -----------    -------    ----------    ----------    ------------
Shares Sold                1,060,509    $12,228,736     98,162    $1,137,116       976,780    $ 12,328,366
Dividends Reinvested         127,170      1,462,254      2,287        26,830        28,022         322,531
                           ---------    -----------    -------    ----------    ----------    ------------
                           1,187,679     13,690,990    100,449     1,163,946     1,004,802      12,650,897
Shares Redeemed             (475,701)    (5,554,055)   (16,349)     (204,964)     (113,006)     (1,397,506)
                           ---------    -----------    -------    ----------    ----------    ------------
Net Increase                 711,978    $ 8,136,935     84,100    $  958,982       891,796    $ 11,253,391
                           =========    ===========    ========   ==========    ==========    =============

                                       --

COWEN OPPORTUNITY FUND

                                                    FOR YEAR ENDED NOVEMBER 30, 1996
                              ----------------------------------------------------------------------------
                                      CLASS A                   CLASS B                   CLASS C
                              -----------------------    ---------------------    ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                              --------    -----------    -------    ----------    ---------    -----------
Shares Sold                    307,594    $ 4,456,116    102,767    $1,463,700    1,457,942    $21,435,183
Dividends Reinvested            69,163        895,655     11,962       152,511       33,954        442,416
                              --------    -----------    -------    ----------    ---------    -----------
                               376,757      5,351,771    114,729     1,616,211    1,491,896     21,877,599
Shares Redeemed               (679,963)    (9,608,731)   (72,025)   (1,007,199)    (543,685)    (7,705,512)
                              --------    -----------    -------    ----------    ---------    -----------
Net Increase (Decrease)       (303,206)   $(4,256,960)    42,704    $  609,012      948,211    $14,172,087
                              =========   ===========    ========   ==========    =========    ===========


                                                      YEAR ENDED NOVEMBER 30, 1995
                              ----------------------------------------------------------------------------
                                      CLASS A                   CLASS B                   CLASS C
                              -----------------------    ---------------------    ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                              --------    -----------    -------    ----------    ---------    -----------
Shares Sold                    612,055    $ 7,910,141    390,219    $4,909,991    1,067,202    $14,014,366
Dividends Reinvested           173,680      2,028,580     12,026       139,672       42,007        491,064
                              --------    -----------    -------    ----------    ---------    -----------
                               785,735      9,938,721    402,245     5,049,663    1,109,209     14,505,430
Shares Redeemed               (494,999)    (6,302,236)   (74,159)     (956,514)    (277,716)    (3,658,409)
                              --------    -----------    -------    ----------    ---------    -----------
Net Increase                   290,736    $ 3,636,485    328,086    $4,093,149      831,493    $10,847,021
                              =========   ===========    ========   ==========    =========    ===========

                                       --

COWEN GOVERNMENT SECURITIES FUND

                                                      YEAR ENDED NOVEMBER 30, 1996
                                  --------------------------------------------------------------------
                                          CLASS A                  CLASS B                CLASS C
                                  -----------------------    --------------------    -----------------
                                   SHARES       AMOUNT       SHARES      AMOUNT      SHARES    AMOUNT
                                  --------    -----------    -------    ---------    ------    -------
Shares Sold                         23,793    $   226,905         --    $      --     8,386    $81,662
Dividends Reinvested                20,988        199,947         46          462       583      5,590
                                  --------    -----------    -------    ---------    ------    -------
                                    44,781        426,852         46          462     8,969     87,252
Shares Redeemed                   (172,053)    (1,640,548)   (15,360)    (154,719)   (3,980)   (37,929)
                                  --------    -----------    -------    ---------    ------    -------
Net (Decrease)                    (127,272)   $(1,213,696)   (15,314)   $(154,257)    4,989    $49,323
                                  =========   ===========    ========   ==========   ========  =========


                                                      YEAR ENDED NOVEMBER 30, 1995
                                  --------------------------------------------------------------------
                                          CLASS A                  CLASS B                CLASS C
                                  -----------------------    --------------------    -----------------
                                   SHARES       AMOUNT       SHARES      AMOUNT      SHARES    AMOUNT
                                  --------    -----------    -------    ---------    ------    -------
Shares Sold                        396,002    $ 3,717,273     8,201     $  78,977    2,890     $27,536
Dividends Reinvested                19,120        183,534       687         6,676      235       2,278
                                  --------    -----------    -------    ---------    ------    -------
                                   415,122      3,900,807     8,888        85,653    3,125      29,814
Shares Redeemed                    (66,867)      (642,735)       --            --      (15)       (149)
                                  --------    -----------    -------    ---------    ------    -------
Net Increase                       348,255    $ 3,258,072     8,888     $  85,653    3,110     $29,665
                                  =========   ===========    ========   ==========   ========  =========

                                       --

COWEN INTERMEDIATE FIXED INCOME FUND

                                          YEAR ENDED NOVEMBER 30, 1996
                    -------------------------------------------------------------------------
                            CLASS A                   CLASS B                 CLASS C
                    ------------------------    -------------------    ----------------------
                     SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                    ---------    -----------    -------    --------    --------    ----------
Shares Sold           564,602    $ 5,378,480     29,055    $282,806     114,335    $1,085,955
Dividends
  Reinvested           93,189        880,449      3,251      30,724      15,529       145,808
                    ---------    -----------    -------    --------    --------    ----------
                      657,791      6,258,929     32,306     313,530     129,864     1,231,763
Shares Redeemed      (913,933)    (8,525,965)   (10,626)    (99,472)   (138,370)   (1,292,336)
                    ---------    -----------    -------    --------    --------    ----------
Net Increase
  (Decrease)         (256,142)   $(2,267,036)    21,680    $214,058      (8,506)   $  (60,573)
                    =========    ===========    =======    ========    ========    ==========


                                          YEAR ENDED NOVEMBER 30, 1995
                    -------------------------------------------------------------------------
                            CLASS A                   CLASS B                 CLASS C
                    ------------------------    -------------------    ----------------------
                     SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                    ---------    -----------    -------    --------    --------    ----------
Shares Sold         1,351,821    $12,669,301     24,311    $232,218     136,346    $1,272,971
Dividends
  Reinvested           66,831        637,786      1,809      17,211       9,435        89,440
                    ---------    -----------    -------    --------    --------    ----------
                    1,418,652     13,307,087     26,120     249,429     145,781     1,362,411
Shares Redeemed      (218,287)    (2,080,755)    (1,246)    (11,898)    (14,385)     (137,571)
                    ---------    -----------    -------    --------    --------    ----------
Net Increase        1,200,365    $11,226,332     24,874    $237,531     131,396    $1,224,840
                    =========    ===========    =======    ========    ========    ==========

                                       --

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                                COWEN INCOME + GROWTH FUND -- CLASS A
                                       ----------------------------------------------------------------------------------------
                                             YEAR ENDED                  FOUR
                                            NOVEMBER 30,                MONTHS                    YEAR ENDED JULY 31,
                                       -----------------------          ENDED           ---------------------------------------
                                        1996            1995           11/30/94          1994            1993            1992
                                       -------         -------         --------         -------         -------         -------
NET ASSET VALUE,
 Beginning of Period                   $ 13.19         $ 10.62         $ 11.06          $ 12.97         $ 12.85         $ 11.30
                                       -------         -------         --------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Investment Income -- Net                 0.48            0.51            0.19             0.52            0.48            0.46
 Net Realized and Unrealized Gains
   (Losses) on Investments                1.74            2.54           (0.50)           (0.44)           0.68            1.57
                                       -------         -------         --------         -------         -------         -------
 Net from Investment Operations           2.22            3.05           (0.31)            0.08            1.16            2.03
                                       -------         -------         --------         -------         -------         -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                (0.52)          (0.48)          (0.13)           (0.52)          (0.49)          (0.48)
 Distributions from Net Realized
   Gains on Investments                  (0.49)             --              --            (1.47)          (0.55)             --
                                       -------         -------         --------         -------         -------         -------
 Total Distributions                     (1.01)          (0.48)          (0.13)           (1.99)          (1.04)          (0.48)
                                       -------         -------         --------         -------         -------         -------
NET ASSET VALUE,
 End of Period                         $ 14.40         $ 13.19         $ 10.62          $ 11.06         $ 12.97         $ 12.85
                                       ========        ========        ========         ========        ========        ========
Total Return(5)                          17.86%          29.50%          (8.50%)(2)        0.28%           9.45%          18.49%

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)              $52,502         $49,298         $32,104          $34,722         $35,016         $32,956
 Ratio of Expenses to Average
   Net Assets                             1.24%           1.31%           0.47%(3)         1.26%           1.33%           2.02%
 Ratio of Investment Income -- Net
   to Average Net Assets                  3.56%           4.29%           1.65%(3)         4.32%           3.74%           3.84%
 Decrease Reflected on Above Ratios
   Due to Expense
   Reimbursements/Waivers                 0.15%           0.19%           0.07%(3)         0.04%             --              --
 Portfolio Turnover Rate                    79%             72%             31%              76%             62%             73%
 Average Commission Rate Paid(8)       $ .0612

                                       --

                                                          COWEN INCOME + GROWTH FUND -- CLASS B
                                                 -------------------------------------------------------
                                                 YEAR ENDED NOVEMBER           FOUR          PERIOD FROM
                                                         30,                  MONTHS         5/17/94(4)
                                                 --------------------         ENDED            THROUGH
                                                  1996          1995         11/30/94          7/31/94
                                                 ------        ------        --------        -----------
NET ASSET VALUE,
 Beginning of Period                             $13.14        $10.58          $11.04           $ 10.85(1)
                                                 ------        ------        --------        -----------
INCOME FROM INVESTMENT OPERATIONS
 Investment Income -- Net                          0.37          0.42            0.16              0.09
 Net Realized and Unrealized Gains
   (Losses) on Investments                         1.73          2.54           (0.50)             0.20
                                                 ------        ------        --------        -----------
 Net from Investment Operations                    2.10          2.96           (0.34)             0.29
                                                 ------        ------        --------        -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income             (0.44)        (0.40)          (0.12)            (0.10)
 Distributions from Net Realized Gains on
   Investments                                    (0.49)           --              --                --
                                                 ------        ------        --------        -----------
 Total Distributions                              (0.93)        (0.40)          (0.12)            (0.10)
                                                 ------        ------        --------        -----------
NET ASSET VALUE,
 End of Period                                   $14.31        $13.14          $10.58           $ 11.04
                                                 =======       =======       =============   ==============
Total Return(5)                                   16.89%        28.49%          (9.33%)(2)        13.19%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)                        $2.581        $1,453          $  280           $    56
 Ratio of Expenses to Average Net Assets           2.04%         2.07%           0.75%(3)          0.57%(3)
 Ratio of Investment Income -- Net to
   Average Net Assets                              2.76%         3.44%           1.31%(3)          0.45%(3)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                  0.15%         0.19%           0.07%(3)          0.04%(3)
 Portfolio Turnover Rate                             79%           72%             31%               76%
 Average Commission Rate Paid(8)                 $.0612

                                       --

                                                          COWEN INCOME + GROWTH FUND -- CLASS C
                                                ---------------------------------------------------------
                                                      YEAR ENDED                FOUR          PERIOD FROM
                                                     NOVEMBER 30,              MONTHS         5/19/94(4)
                                                ----------------------         ENDED            THROUGH
                                                 1996           1995          11/30/94          7/31/94
                                                -------        -------        --------        -----------
NET ASSET VALUE,
 Beginning of Period                            $ 13.23        $ 10.62         $11.06           $ 10.91(1)
                                                -------        -------        --------        -----------
INCOME FROM INVESTMENT OPERATIONS
 Investment Income -- Net                          0.58           0.52           0.20              0.10
 Net Realized and Unrealized Gains
   (Losses) on Investments                         1.69           2.59          (0.50)             0.16
                                                -------        -------        --------        -----------
 Net from Investment Operations                    2.27           3.11          (0.30)             0.26
                                                -------        -------        --------        -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income             (0.56)         (0.50)         (0.14)            (0.11)
 Distributions from Net Realized Gains on
   Investments                                    (0.49)            --             --                --
                                                -------        -------        --------        -----------
 Total Distributions                              (1.05)         (0.50)         (0.14)            (0.11)
                                                -------        -------        --------        -----------
NET ASSET VALUE,
 End of Period                                  $ 14.45        $ 13.23         $10.62           $ 11.06
                                                =======        =======        =============   ==============
Total Return(5)                                   18.25%         29.99%         (8.37%)(2)        10.63%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)                       $11,733        $19,309         $6,029           $ 4,988
 Ratio of Expenses to Average Net Assets           0.90%          0.96%          0.40%(3)          0.28%(3)
 Ratio of Investment Income -- Net to
   Average Net Assets                              3.90%          4.66%          1.68%(3)          1.13%(3)
 Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers               0.16%          0.19%          0.07%(3)          0.05%(3)
 Portfolio Turnover Rate                             79%            72%            31%               76%
 Average Commission Rate Paid(8)                $ .0612

                                       --

                                                                 COWEN OPPORTUNITY FUND -- CLASS A
                                                -------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                -------------------------------------------------------------------
                                                 1996           1995           1994           1993           1992
                                                -------        -------        -------        -------        -------
NET ASSET VALUE,
 Beginning of Period                            $ 13.13        $ 12.98        $ 16.06        $ 14.92        $ 14.72
                                                -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)               (0.07)         (0.04)         (0.09)         (0.16)         (0.20)
 Net Realized and Unrealized Gains (Losses)
   on Investments                                  3.86           0.97           1.22           3.79           2.22
                                                -------        -------        -------        -------        -------
 Net from Investment Operations                    3.79           0.93           1.13           3.63           2.02
                                                -------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                --             --             --             --             --
 Distributions from Net Realized Gains on
   Investments                                    (0.31)         (0.78)         (4.21)         (2.49)         (1.82)
                                                -------        -------        -------        -------        -------
 Total Distributions                              (0.31)         (0.78)         (4.21)         (2.49)         (1.82)
                                                -------        -------        -------        -------        -------
NET ASSET VALUE,
 End of Period                                  $ 16.61        $ 13.13        $ 12.98        $ 16.06        $ 14.92
                                                =======        =======        =======        =======        =======
Total Return(5)                                   29.63%          7.91%          9.53%         29.48%         15.33%
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                       $43,950        $38,724        $34,487        $19,147        $13,547
 Ratio of Expenses to Average Net Assets           1.39%          1.43%          1.47%          1.63%          2.52%
 Ratio of Investment Loss -- Net to Average
   Net Assets                                     (0.46%)        (0.28%)        (0.66%)        (1.10%)        (1.43%)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                  0.16%          0.22%          0.14%            --             --
 Portfolio Turnover Rate                            182%           148%           152%           167%           145%
 Average Commission Rate Paid(8)                $ .0575

                                       --

                                                                       COWEN OPPORTUNITY FUND -- CLASS B
                                                                  -------------------------------------------
                                                                   YEAR ENDED NOVEMBER            PERIOD FROM
                                                                           30,                    5/17/94(4)
                                                                  ----------------------            THROUGH
                                                                   1996            1995            11/30/94
                                                                  ------          ------          -----------
NET ASSET VALUE,
 Beginning of Period                                              $12.93          $12.91             $ 12.18(1)
                                                                  ------          ------          -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                                (0.18)          (0.14)              (0.09)
 Net Realized and Unrealized Gains (Losses) on Investments          3.79            0.94                0.82
                                                                  ------          ------          -----------
 Net from Investment Operations                                     3.61            0.80                0.73
                                                                  ------          ------          -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                --              --                   --
 Distributions from Net Realized Gains on Investments              (0.31)          (0.78)                 --
                                                                  ------          ------          -----------
 Total Distributions                                               (0.31)          (0.78)                 --
                                                                  ------          ------          -----------
NET ASSET VALUE,
 End of Period                                                    $16.23          $12.93             $ 12.91
                                                                  =======         =======         ==============
Total Return(5)                                                    28.67%           6.97%              11.04%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                         $8,794          $6,455             $ 2,207
 Ratio of Expenses to Average Net Assets                            2.17%           2.19%               1.32%(3)
 Ratio of Investment Loss -- Net to Average Net Assets             (1.24%)         (1.06%)             (0.83%)(3)
 Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                           0.16%           0.22%               0.12%(3)
 Portfolio Turnover Rate                                             182%            148%                152%
 Average Commission Rate Paid(8)                                  $.0575

                                       --

                                                                       COWEN OPPORTUNITY FUND -- CLASS C
                                                                 ---------------------------------------------
                                                                                                   PERIOD FROM
                                                                 YEAR ENDED NOVEMBER 30,            5/9/94(4)
                                                                 ------------------------            THROUGH
                                                                  1996             1995             11/30/94
                                                                 -------          -------          -----------
NET ASSET VALUE,
 Beginning of Period                                             $ 13.20          $ 12.99            $ 12.36(1)
                                                                 -------          -------          -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                                (0.01)            0.01              (0.03)
 Net Realized and Unrealized Gains (Losses) on Investments          3.89             0.98               0.66
                                                                 -------          -------          -----------
 Net from Investment Operations                                     3.88             0.99               0.63
                                                                 -------          -------          -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                 --               --                 --
 Distributions from Net Realized Gains on Investments              (0.31)           (0.78)                --
                                                                 -------          -------          -----------
 Total Distributions                                               (0.31)           (0.78)                --
                                                                 -------          -------          -----------
NET ASSET VALUE,
 End of Period                                                   $ 16.77          $ 13.20            $ 12.99
                                                                 =======          =======          ==============
Total Return(5)                                                    30.17%            8.40%              9.04%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                        $40,369          $19,264            $ 8,151
 Ratio of Expenses to Average Net Assets                            1.01%            1.03%              0.75%(3)
 Ratio of Investment Income (Loss) --
   Net Assets                                                      (0.07%)           0.11%             (0.26%)(3)
 Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                           0.15%            0.22%              0.13%(3)
 Portfolio Turnover Rate                                             182%             148%               152%
 Average Commission Rate Paid(8)                                 $ .0575

                                       --

                                                                       COWEN GOVERNMENT
                                                                  SECURITIES FUND -- CLASS A
                                                   --------------------------------------------------------
                                                                                              PERIOD FROM
                                                                                                1/20/93
                                                               YEAR ENDED                    (COMMENCEMENT
                                                              NOVEMBER 30,                   OF OPERATIONS)
                                                   ----------------------------------           THROUGH
                                                    1996          1995          1994            11/30/93
                                                   ------        ------        ------        --------------
NET ASSET VALUE,
 Beginning of Period                               $ 9.83         $9.17        $10.11             $ 9.77
                                                   ------        ------        ------            ------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                            0.64          0.69          0.52               0.41
 Net Realized and Unrealized Gains (Losses)
   on Investments                                   (0.24)         0.66         (0.84)              0.30
                                                   ------        ------        ------            ------
 Net from Investment Operations                      0.40          1.35         (0.32)              0.71
                                                   ------        ------        ------            ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income               (0.64)        (0.69)        (0.56)             (0.37)
 Distributions from Net Realized Gains on
   Investments                                         --            --         (0.06)                --
                                                   ------        ------        ------            ------
 Total Distributions                                (0.64)        (0.69)        (0.62)             (0.37)
                                                   ------        ------        ------            ------
NET ASSET VALUE,
 End of Period                                     $ 9.59         $9.83         $9.17             $10.11
                                                   =======       =======       =======       ===========
Total Return(5)                                      4.34%        15.23%        (3.24%)             8.49%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                          $2,631        $3,945         $ 488             $  547
 Ratio of Expenses to Average Net Assets             0.34%         0.22%           --                 --
 Ratio of Investment Income -- Net to
   Average Net Assets                                6.72%         7.08%         5.24%              5.06%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management and Service Fees
     Waived by Cowen                                 0.85%         0.85%         0.78%              0.75%(3)
   Other Expenses Waived or Absorbed                 2.72%         3.63%        11.85%             16.94%(3)
 Portfolio Turnover Rate                              107%          289%          210%               122%

                                       --

                                                                                 COWEN GOVERNMENT
                                                                            SECURITIES FUND -- CLASS B
                                                                       -------------------------------------
                                                                       YEAR ENDED NOVEMBER       PERIOD FROM
                                                                               30,               7/15/94(4)
                                                                       --------------------        THROUGH
                                                                       1996(7)        1995        11/30/94
                                                                       ------        ------      -----------
NET ASSET VALUE,
 Beginning of Period                                                   $10.01         $9.28         $9.52(1)
                                                                       ------        ------         -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                                0.14          0.63          0.20
 Net Realized and Unrealized Gains (Losses) on Investments               0.10          0.73         (0.24)
                                                                       ------        ------         -----
 Net from Investment Operations                                          0.24          1.36         (0.04)
                                                                       ------        ------         -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                   (0.14)        (0.63)        (0.20)
 Distributions from Net Realized Gains on Investments                      --            --            --
                                                                       ------        ------         -----
 Total Distributions                                                    (0.14)        (0.63)        (0.20)
                                                                       ------        ------         -----
NET ASSET VALUE,
 End of Period                                                             -- (7)    $10.01         $9.28
                                                                       =======       =======     ==============
Total Return(5)                                                          2.37%(7)     15.09%        (1.27%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                                  --        $  153          $ 60
 Ratio of Expenses to Average Net Assets                                 0.16%(3)      0.75%         0.28%(3)
 Ratio of Investment Income -- Net to Average Net Assets                 1.24%(3)      6.62%         2.02%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and Distribution Fees
     Waived by Cowen                                                     0.22%(3)      1.10%         0.30%(3)
   Other Expenses Waived or Absorbed                                     0.60%(3)      5.29%         6.05%(3)
 Portfolio Turnover Rate                                                  107%          289%          210%

                                       --

                                                                                COWEN GOVERNMENT
                                                                           SECURITIES FUND -- CLASS C
                                                                     --------------------------------------
                                                                     YEAR ENDED NOVEMBER        PERIOD FROM
                                                                             30,                7/11/94(4)
                                                                     -------------------          THROUGH
                                                                      1996         1995          11/30/94
                                                                     ------        -----        -----------
NET ASSET VALUE,
 Beginning of Period                                                 $9.94         $9.17           $9.45(1)
                                                                     ------        -----           -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                             0.65          0.70            0.22
 Net Realized and Unrealized Gains (Losses) on Investments           (0.23)         0.77           (0.28)
                                                                     ------        -----           -----
 Net from Investment Operations                                       0.42          1.47           (0.06)
                                                                     ------        -----           -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                (0.65)        (0.70)          (0.22)
 Distributions from Net Realized Gains on Investments                   --           --               --
                                                                     ------        -----           -----
 Total Distributions                                                 (0.65)        (0.70)          (0.22)
                                                                     ------        -----           -----
NET ASSET VALUE,
 End of Period                                                       $9.71         $9.94           $9.17
                                                                     =======       =======      ==============
Total Return(5)                                                       4.48%        16.52%          (1.57%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                            $  93         $  45           $  13
 Ratio of Expenses to Average Net Assets                              0.36%         0.20%              --
 Ratio of Investment Income -- Net to Average Net Assets              6.75%         7.12%           2.42%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fees Waived by Cowen                         0.60%         0.60%           0.24%(3)
   Other Expenses Waived or Absorbed                                  3.14%         5.14%           6.26%(3)
 Portfolio Turnover Rate                                               107%          289%            210%

                                       --

                                                                     COWEN INTERMEDIATE
                                                                FIXED INCOME FUND -- CLASS A
                                                 -----------------------------------------------------------
                                                                                               PERIOD FROM
                                                                                                 1/20/93
                                                              YEAR ENDED                      (COMMENCEMENT
                                                             NOVEMBER 30,                    OF OPERATIONS)
                                                 ------------------------------------            THROUGH
                                                  1996           1995           1994            11/30/93
                                                 -------        -------        ------        ---------------
NET ASSET VALUE,
 Beginning of Period                             $  9.71        $  9.12        $9.95             $  9.77
                                                 -------        -------        ------             ------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                           0.63           0.67         0.51                0.40
 Net Realized and Unrealized Gains (Losses)
   on Investments                                  (0.15)          0.59        (0.68)               0.14
                                                 -------        -------        ------             ------
 Net from Investment Operations                     0.48           1.26        (0.17)               0.54
                                                 -------        -------        ------             ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income              (0.63)         (0.67)       (0.53)              (0.36)
 Distributions from Net Realized Gains on
   Investments                                     (0.09)            --        (0.13)                 --
                                                 -------        -------        ------             ------
 Total Distributions                               (0.72)         (0.67)       (0.66)              (0.36)
                                                 -------        -------        ------             ------
NET ASSET VALUE,
 End of Period                                   $  9.47        $  9.71        $9.12             $  9.95
                                                 =======        =======        =======       ====================
Total Return(5)                                     5.21%         14.22%       (1.77%)              6.50%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                        $11,885        $14,667        $2,836            $ 1,167
 Ratio of Expenses to Average Net Assets            0.59%          0.47%        0.12%                 --
 Ratio of Investment Income -- Net to Average
   Net Assets                                       6.61%          6.90%        5.41%               4.93%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management and Service Fees
     Waived by Cowen                                0.50%          0.50%        0.63%               0.75%(3)
   Other Expenses Waived or Absorbed                0.52%          0.86%        3.43%               4.45%(3)
 Portfolio Turnover Rate                             110%           264%         159%                143%

                                       --

                                                                            COWEN INTERMEDIATE FIXED
                                                                             INCOME FUND -- CLASS B
                                                                     ---------------------------------------
                                                                          YEAR ENDED             PERIOD FROM
                                                                         NOVEMBER 30,            7/12/94(4)
                                                                     --------------------          THROUGH
                                                                      1996          1995          11/30/94
                                                                     ------        ------        -----------
NET ASSET VALUE,
 Beginning of Period                                                 $9.78         $9.17           $  9.32(1)
                                                                     ------        ------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                             0.61          0.65              0.20
 Net Realized and Unrealized Gains (Losses) on Investments           (0.15)         0.61             (0.15)
                                                                     ------        ------        -----------
 Net from Investment Operations                                       0.46          1.26              0.05
                                                                     ------        ------        -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                (0.61)        (0.65)            (0.20)
 Distributions from Net Realized Gains on Investments                (0.09)           --                --
                                                                     ------        ------        -----------
 Total Distributions                                                 (0.70)        (0.65)            (0.20)
                                                                     ------        ------        -----------
NET ASSET VALUE,
 End of Period                                                       $9.54         $9.78           $  9.17
                                                                     =======       =======       ==============
Total Return(5)                                                       4.96%        14.12%             1.25%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                            $ 769         $ 577           $   313
 Ratio of Expenses to Average Net Assets                              0.85%         0.68%             0.19%(3)
 Ratio of Investment Income -- Net to Average Net Assets              6.40%         6.79%             2.15%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and Distribution Fees Waived
     by Cowen                                                         0.50%         0.50%             0.18%(3)
   Other Expenses Waived or Absorbed                                  0.46%         1.25%             1.37%(3)
 Portfolio Turnover Rate                                               110%          264%              159%

                                       --

                                                                      COWEN INTERMEDIATE FIXED
                                                                       INCOME FUND -- CLASS C
                                                              -----------------------------------------
                                                                    YEAR ENDED              PERIOD FROM
                                                                   NOVEMBER 30,             7/11/94(4)
                                                              ----------------------          THROUGH
                                                               1996           1995           11/30/94
                                                              ------        --------        -----------
NET ASSET VALUE,
 Beginning of Period                                          $9.68          $ 9.10           $  9.34(1)
                                                              ------        --------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                      0.65            0.69              0.23
 Net Realized and Unrealized Gains (Losses) on
   Investments                                                (0.15)           0.58             (0.24)
                                                              ------        --------        -----------
 Net from Investment Operations                                0.50            1.27             (0.01)
                                                              ------        --------        -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                         (0.65)          (0.69)            (0.23)
 Distributions from Net Realized Gains on Investments         (0.09)             --                --
                                                              ------        --------        -----------
 Total Distributions                                          (0.74)          (0.69)            (0.23)
                                                              ------        --------        -----------
NET ASSET VALUE,
 End of Period                                                $9.44          $ 9.68           $  9.10
                                                              =======       =============   ==============
Total Return(5)                                                5.46%          14.41%            (0.36%)(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                     $1,745         $1,872           $   565
 Ratio of Expenses to Average Net Assets                       0.35%           0.20%               --
 Ratio of Investment Income -- Net to Average Net
   Assets                                                      6.87%           7.23%             1.98%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fee Waived by Cowen                   0.50%           0.50%             0.16%(3)
   Other Expenses Waived or Absorbed                           0.42%           0.97%             1.87%(3)
 Portfolio Turnover Rate                                        110%            264%              159%

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges
(6) Based upon average shares outstanding
(7) For the period from December 1, 1995 to February 12, 1996, the day on which all outstanding shares were presented for redemption.
(8) Disclosure required for years beginning after September 1, 1995.

                                       --

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Stockholders and Boards of Directors
Cowen Income + Growth Fund, Inc. and
Cowen Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Cowen Income + Growth Fund, Inc. and Cowen Funds, Inc. (comprising, respectively, Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund) as of November 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (see Note 5) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cowen Income + Growth Fund, Inc. and each of the respective portfolios constituting Cowen Funds, Inc. at November 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP
New York, New York
January 3, 1997

                                       --

                      (This page intentionally left blank)

                                       --

                             COWEN FAMILY OF FUNDS
                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS
                           Joseph M. Cohen, Chairman

                                 James H. Carey
                                Dr. Peter P. Gil
                              Dr. Martin J. Gruber
                                Burton J. Weiss

                                    OFFICERS
Joseph M. Cohen, Chairman of the Board of Directors and Chief Executive Officer
                           David R. Sarns, President
          William Church, Vice President and Senior Investment Officer
Creighton H. Peet, Vice President, Treasurer, Chief Financial Officer and Senior
                               Investment Officer
                 William Rechter, Senior Investment Officer(1)
                      Alan Koepplin, Investment Officer(2)
                      Paul D. Houk, Investment Officer(3)
                Gordon G. Ifill, Assistant Investment Officer(2)
                           Rodd M. Baxter, Secretary
                         Irwood Schlackman, Controller

           INVESTMENT ADVISER                            CUSTODIAN
              & DISTRIBUTOR                          & TRANSFER AGENT
             Cowen & Company                   Investors Fiduciary Trust Co.
            Financial Square                          P.O. Box 419111
           New York, NY 10005                      Kansas City, MO 64141

              LEGAL COUNSEL                        INDEPENDENT AUDITORS
        Willkie Farr & Gallagher                     Ernst & Young LLP
           One Citicorp Center                      787 Seventh Avenue
          153 East 53rd Street                      New York, NY 10019
           New York, NY 10022

---------------
(1) Cowen Income + Growth and Cowen Opportunity
(2) Cowen Intermediate Fixed Income and Cowen Government Securities
(3) Cowen Income + Growth                                          COW/ANN 11/96